Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
August 31, 2020
Principal ($)				Fair Value
	SHORT-TERM INVESTMENTS - 52.2%	Interest	Maturity
	U.S. TREASURY BILLS - 52.2%	Rate ^	Date
2,000,000	United States Treasury Bill + ++	0.00%	10/22/2020	$ 1,999,731
2,000,000	United States Treasury Bill ++	0.00%	10/22/2020	1,999,731
25,000,000	United States Treasury Bill	0.00%	11/5/2020	24,995,824
	TOTAL SHORT-TERM INVESTMENTS (Cost $28,995,611)			28,995,286

	TOTAL INVESTMENTS - 52.2% (Cost $28,995,611)			$28,995,286
	OTHER ASSETS LESS LIABILITIES - 47.8% (a)			26,527,707
	NET ASSETS - 100.0%			$ 55,522,993

(a) Includes unrealized gain/loss on derivative contracts.
^ Zero Coupon Bond.
+ All of this investment is a holding of the Longboard Fund Limited and held as a margin for the futures.
++ All of this investment is held as a margin for the futures and forward trading.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
FUTURES CONTRACTS
August 31, 2020
Open Long Future Contracts		Description	Expiration	Notional Value	Unrealized Appreciation/ (Depreciation)
73	x	90 Day Euro$ Future	Sep-20	$ 18,207,569	$ 21,444
199	y	90 Day Sterling Future	Mar-21	33,283,084	62,744
184	y	AUST 3YR Bond Future	Sep-20	15,913,546	(19,277)
51	y	AUST 10YR Bond Future	Sep-20	5,562,080	(39,160)
69	y	Bankers Acceptance Future	Mar-21	13,171,668	8,107
14		CAN 10YR Bond Future	Dec-20	1,621,827	(4,678)
2		CBOE VIX Future +	Sep-20	55,750	1,190
20		Copper Future +	Dec-20	1,530,750	15,500
21		Euro BTP Future	Sep-20	3,672,058	(14,795)
50		FTSE China A50	Sep-20	778,625	10,000
11	y	Gold Future +	Jun-21	693,225	30,096
3	c	Gold 100 oz +	Dec-20	593,580	6,240
13	y	Long Gilt Future	Dec-20	2,350,033	(12,098)
2	c	Lumber Future +	Nov-20	164,450	(7,304)
21	y	MSCI Taiwan Index	Sep-20	1,031,310	(30,660)
4	x	Nasdaq 100 E-Mini	Sep-20	969,120	185,940
13	c	Rough Rice Future +	Nov-20	321,230	2,650
7		S&P 500 E-Mini Future	Sep-20	1,224,615	44,153
5		Silver +	Dec-20	714,850	2,175
24	XX	US 2YR NOTE (CBT)	Dec-20	5,302,704	1,141
18	X	US 5YR NOTE (CBT)	Dec-20	2,268,558	1,964
20	X	US 10YR NOTE (CBT)	Dec-20	2,785,000	(781)
3	X	US Long Bond Future	Dec-20	527,157	(3,163)
4	X	US Ultra Bond	Dec-20	883,624	(6,814)
Net Unrealized Appreciation from Open Long Futures Contracts					$ 254,614
+ All of this investment is a holding of the Longboard Fund Limited.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
FUTURES CONTRACTS
August 31, 2020
Open Short Future Contracts		Description	Expiration	Notional Value	Unrealized Appreciation/ (Depreciation)
(3)		Brent Crude Future +	Nov-20	$ (135,840)	$ 2,940
(7)		CAC 40 10 Euro Future	Sep-20	(413,769)	2,930
(7)		Cattle Feeder Future +	Oct-20	(492,188)	24,362
(34)	c	Corn Future +	Dec-20	(608,175)	(42,925)
(1)		Euro CHF 3MO - ICE	Sep-20	(279,638)	129
(8)		FTSE 100 Index	Sep-20	(638,572)	28,917
(3)		Gasoline RBOB +	Oct-20	(152,926)	(1,751)
(5)		IBEX-35 Index	Sep-20	(415,916)	10,477
(10)		Japan 10y Bonds (OSE)	Sep-20	(14,294,875)	47,020
(68)		KC HRW Wheat Future +	Dec-20	(1,615,850)	(124,100)
(1)		Kerosene Future +	Feb-21	(20,430)	(288)
(7)	c	Lean Hogs +	Oct-20	(150,080)	(11,690)
(11)		Live Cattle +	Oct-20	(463,320)	(9,570)
(16)		LME Pri Aluminum Future +	Sep-20	(708,600)	(92,300)
(3)	y	Low Sulphur Gasoil Future +	Oct-20	(110,475)	2,325
(22)		MSCI Sing IX Future	Sep-20	(471,117)	2,618
(14)	c	Natural Gas Future +	Oct-20	(368,200)	(16,520)
(4)	c	NY Harbor ULSD Future +	Oct-20	(204,506)	8,030
(34)	c	Red Wheat Future +	Dec-20	(917,150)	(19,625)
(9)		Rubber (OSE) +	Jan-21	(82,366)	(9,029)
(50)	c	Soybean Meal Future +	Dec-20	(1,562,500)	(78,990)
(7)		SPI 200	Sep-20	(780,410)	(10,510)
(3)	c	WTI Crude Future +	Oct-20	(127,830)	(1,070)
(3)	y	WTI Crude Future +	Oct-20	(127,830)	(1,080)

Net Unrealized Depreciation from Open Short Futures Contracts					$ (289,700)

Net Unrealized Depreciation from Open Futures Contracts					$ (35,086)

+ All of this investment is a holding of the Longboard Fund Limited.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
August 31, 2020

As of August 31, 2020, Longboard Managed Futures Strategy Fund had the following open forward currency contracts:
Settlement Date	Amount to be Purchased		Amount to be Sold		Counterparty	Unrealized Appreciation/ (Depreciation)

9/16/2020	3,800,000	AUD	(3,658,433)	CAD	Jefferies Financial Services, Inc.	$ 2,502
9/16/2020	4,700,000	AUD	(3,375,239)	USD	Jefferies Financial Services, Inc.	100,819
9/16/2020	5,800,000	AUD	(443,006,900)	JPY	Jefferies Financial Services, Inc.	111,261
9/16/2020	2,200,000	BRL	(395,755)	USD	Jefferies Financial Services, Inc.	5,077
9/16/2020	2,800,000	CAD	(2,105,086)	USD	Jefferies Financial Services, Inc.	43,976
9/16/2020	4,250,000	CHF	(483,201,625)	JPY	Jefferies Financial Services, Inc.	164,408
9/16/2020	3,875,000	CHF	(4,166,349)	USD	Jefferies Financial Services, Inc.	138,875
9/16/2020	127,957,090	CZK	(5,700,000)	USD	Jefferies Financial Services, Inc.	124,379
9/16/2020	2,875,000	EUR	(3,377,309)	USD	Jefferies Financial Services, Inc.	62,134
9/16/2020	3,750,000	EUR	(468,903,750)	JPY	Jefferies Financial Services, Inc.	63,634
9/16/2020	1,687,500	GBP	(2,143,054)	USD	Jefferies Financial Services, Inc.	116,663
9/16/2020	117,087,100	JPY	(1,000,000)	CHF	Jefferies Financial Services, Inc.	(6,686)
9/16/2020	5,462,838	NOK	(600,000)	USD	Jefferies Financial Services, Inc.	29,571
9/16/2020	22,500,000	PLN	(5,980,371)	USD	Jefferies Financial Services, Inc.	153,330
9/16/2020	17,500,000	RUB	(238,238)	USD	Jefferies Financial Services, Inc.	(2,340)
9/16/2020	26,842,185	SEK	(3,000,000)	USD	Jefferies Financial Services, Inc.	112,682
9/16/2020	411,600	USD	(2,200,000)	BRL	Jefferies Financial Services, Inc.	10,767
9/16/2020	2,138,437	USD	(1,687,500)	GBP	Jefferies Financial Services, Inc.	(121,280)
9/16/2020	2,081,831	USD	(2,800,000)	CAD	Jefferies Financial Services, Inc.	(67,231)
9/16/2020	2,415,950	USD	(9,500,000)	PLN	Jefferies Financial Services, Inc.	(173,835)
9/16/2020	1,300,000	USD	(30,395,495)	CZK	Jefferies Financial Services, Inc.	(83,549)
9/16/2020	600,000	USD	(5,638,194)	NOK	Jefferies Financial Services, Inc.	(49,780)
9/16/2020	700,000	USD	(11,913,650)	ZAR	Jefferies Financial Services, Inc.	(2,130)
9/16/2020	1,313,734	USD	(92,500,000)	RUB	Jefferies Financial Services, Inc.	66,846
9/16/2020	2,500,000	MXN	(109,282)	USD	Jefferies Financial Services, Inc.	4,737
9/16/2020	638,415	USD	(14,500,000)	MXN	Jefferies Financial Services, Inc.	(22,895)
12/26/2020	284,728	USD	(1,600,000)	BRL	Jefferies Financial Services, Inc.	(5,969)
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts						$ 775,966

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update "ASU" 2013-08.

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Forward foreign currency exchange contracts (“forward currency contracts”) are valued at the forward rate. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, including commercial paper investments, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued using the “fair value” procedures approved by the Trust's Board of Trustees (the "Board").  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of August 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$ -	$ 28,995,286	$ -	$ 28,995,286
Forward Foreign Currency Exchange Contracts	-	775,966	-	775,966
Total	$ -	$ 29,771,252	$ -	$ 29,771,252

Liabilities *	Level 1	Level 2	Level 3	Total
Open Future Contracts	$ 35,086	$ -	$ -	$ 35,086
Total	$ 35,086	$ -	$ -	$ 35,086

The Fund did not hold any Level 3 securities during the period.
* See Portfolio of Investments for industry classifications.
Consolidation of Subsidiaries – Longboard Managed Futures Strategy Fund ("LMFS") with Longboard Fund Limited ("LFL-CFC") – The Consolidated Portfolio of Investments includes the accounts of LFL-CFC, a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

LMFS may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with LMFS's investment objectives and policies.

LFL-CFC utilizes commodity based derivative products to facilitate LMFS's pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, LMFS may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the LMFS Prospectus.

A summary of the LMFS's investments in the CFC is as follows:
	Inception Date of CFC	CFC Net Assets at August 31, 2020	% of Fund Net Assets at August 31, 2020
LFL-CFC	8/15/12	$10,251,267	18.46%

Foreign Currency - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Futures Contracts – The Fund is subject to equity price risk, interest rate risk, commodities risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations.

The value of the derivative instruments outstanding as of August 31, 2020, as disclosed in the Portfolio of Investments and the amount of unrealized gains and losses on derivative instruments during the period as disclosed above serve as an indicator of the volume of derivative activity for the fund.

Aggregate Unrealized Appreciation and Depreciation – Tax Basis

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Longboard Managed Futures Strategy Fund	$ 27,936,072	$ 2,893,967	$ (1,093,873)	$ 1,800,094

Longboard Alternative Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
August 31, 2020

Principal ($)				Fair Value
	SHORT-TERM INVESTMENT - 39.2%	Interest	Maturity
	U.S. TREASURY BILL - 39.2%	Rate ^	Date
6,500,000	United States Treasury Bill +	0.00%	10/22/2020	$ 6,499,125
	TOTAL SHORT-TERM INVESTMENT (Cost $6,499,171)			6,499,125

	TOTAL INVESTMENT - 39.2% (Cost $6,499,171)			$ 6,499,125
	OTHER ASSETS LESS LIABILITIES - 60.8% (a)			10,089,516
	NET ASSETS - 100.0%			$ 16,588,641

(a) Includes unrealized appreciation on swap contract.
^ Zero Coupon Bond.
+ All of this investment is held as collateral for swaps.

SWAP CONTRACTS

Notional Value at August 31, 2020	Description	Counterparty	Fixed Rate Paid	Variable Rate Received	Maturity Date	Unrealized Appreciation
$ 588,906	Longboard USD Total Return Swap A	Scotiabank	N/A	1m Libor + 40 bps on Longs; 1m Libor - (35-60bps) for General Collateral Shorts	3/22/2021	$ 97,306

16,837,367	Longboard USD Total Return Swap B	Scotiabank	N/A	1m Libor + 40 bps on Longs; 1m Libor - (35-60bps) for General Collateral Shorts	3/24/2022	1,918,741
Total Net Unrealized Appreciation on Financial Index Swap Contract						$2,016,047

Additional Information — LongBoard USD Total Return Swap A - Underlying Basket Disclosure *
The following table represents the top 50 individual positions and related values within the total return basket swap as of August 31, 2020. As of August 31, 2020 the Swap only held 26 securities.

* This investment is a not a direct holding of the Longboard Alternative Growth Fund. The top holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

REFERENCE
DESCRIPTION	Shares	Notional (a)	Net Unrealized Appreciation (Depreciation)
Common Stock
Biotechnology & Pharmaceutical
Acceleron Pharma, Inc.	331	32,263	$ 2,352
Arcus Biosciences, Inc.	458	10,900	3,815
CEL-SCI Corporation	1,600	20,688	4,495
ChemoCentryx, Inc.	377	20,170	2,601
Cue Biopharma, Inc.	347	6,201	87
Eidos Therapeutics, Inc.	356	15,408	293
Kodiak Sciences, Inc.	286	15,041	354
Krystal Biotech, Inc.	241	11,522	(1,592)
Moderna, Inc.	298	19,337	11,493
Momenta Pharmaceuticals, Inc.	627	32,711	14,245
Seattle Genetic,s Inc.	171	27,076	12,026
Vertex Pharmaceuticals, Inc.	70	19,538	4,889
			55,058
Chemicals
WD-40 Co.	145	29,635	(604)

Longboard Alternative Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
August 31, 2020

Additional Information — LongBoard USD Total Return Swap A - Underlying Basket Disclosure *
* This investment is a not a direct holding of the Longboard Alternative Growth Fund. The top holdings were determined based on the absolute notional values of the positions within the underlying swap basket.
DESCRIPTION	Shares	Notional (a)	Net Unrealized Appreciation (Depreciation)
Consumer Products
Campbell Soup Co.	625	32,881	$ (252)
General Mills, Inc.	550	35,173	3,873
			3,621
Health Care Facilities & Services
Molina Healthcare, Inc.	174	32,185	7,789
Teladoc Health, Inc.	117	25,236	14,918
			22,707
Medical Equipment & Devices
OrthoPediatrics Corp.	466	23,486	2,993

Real Estate Investment Trust
Equity Commonwealth	507	15,915	(119)

Retail - Consumer Staples
Costco Wholesale Corp.	100	34,766	9,474
The Kroger Co.	596	21,265	4,110
			13,584
Software
Citrix Systems, Inc.	208	30,202	2,539
Everbridge, Inc.	164	24,372	7,834
Intelligent Systems Corp.	286	10,751	(2,077)
			8,296
Technology Hardware
Ciena Corp.	595	33,778	9,095

Telecommunications
Cogent Communications Holdings, Inc.	125	8,408	2,916

Longboard Alternative Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
August 31, 2020

Additional Information — LongBoard USD Total Return Swap B - Underlying Basket Disclosure *
The following table represents the top 50 individual positions and related values within the total return basket swap as of August 31, 2020.
* This investment is a not a direct holding of the Longboard Alternative Growth Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

DESCRIPTION	Shares	Notional (a)	Net Unrealized Appreciation (Depreciation)
Automotive
Tesla, Inc.	70	34,882	$ 21,697

Beverages
Keurig Dr. Pepper, Inc.	1,295	38,630	(1,672)

Common Stock
Biotechnology & Pharmaceutical
Horizon Therapeutics PLC	454	34,104	14,536
Johnson & Johnson	308	47,250	187
Zoetis	216	34,582	3,216
			17,939
Cable & Satellite
Liberty Broadband-A	257	35,515	(392)
Liberty Broadband-C	240	33,622	(211)
			(603)
Containers & Packaging
Ball Corp.	439	35,282	66
Silgan Holdings, Inc.	1,030	39,202	2,725
			2,791
Diversified Industrials
Illinois Tool Works	181	35,757	1,939

E-Commerce Discretionary
Amazon.Com, Inc.	11	37,961	13,060

Electrical Equipment
Hubbell, Inc.	279	40,433	(198)

Food
Flowers Foods, Inc.	1,496	36,592	483
Hormel Foods	750	38,235	269
Kellogg	527	37,370	219
Mccormick	187	38,559	4,495
			5,466
Household Products
Church & Dwight	443	42,453	6,954
Clorox	172	38,442	8,942
Colgate-Palmolive Co.	593	47,001	1,545
Estee Lauder Companies, Inc.	161	35,697	(148)
Kimberly-Clark Corp.	282	44,488	2,789
Proctor & Gamble Co.	361	49,937	4,062
			24,144
Industrial Support Services
Fastenal Co.	702	34,300	4,961

Institutional Financial Services
Intercontinental Exchange Group	338	35,906	1,767

Insurance
Marsh & Mclennan Cos	319	36,656	(1,018)

Internet Media & Services
Alphabet Inc Class C	21	34,318	1,713
Alphabet Inc-Cl A	21	34,220	1,615
			3,328
Medical Equipment & Devices
Abbott Laboratories	337	36,891	1,505
Danaher Corp.	171	35,306	4,711
Mettler Toledo	35	33,977	3,160
Qiagen Nv	725	36,946	5,711
			15,087
Real Estate Investment Trust
Equity Commonwealth	1,410	44,260	(1,877)

Longboard Alternative Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
August 31, 2020

Additional Information — LongBoard USD Total Return Swap B - Underlying Basket Disclosure *
* This investment is a not a direct holding of the Longboard Alternative Growth Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

			Net Unrealized Appreciation (Depreciation)
DESCRIPTION	Shares	Notional (a)
Retail - Consumer Staples
Target	277	41,885	$ 6,622

Retail - Discretionary
Lululemon Athletica, Inc.	94	35,313	10,015
O Reilly Automotive, Inc.	78	36,319	1,114
The Home Depot, Inc.	121	34,490	3,229
			14,358
Software
DocuSign, Inc.	164	36,572	21,629

Technology Hardware
Apple, Inc.	1,276	164,655	33,871

Technology Services
Broadridge Financial Solutions	280	38,472	985
IHS Markit Ltd.	444	35,484	(814)
Master Card, Inc.	99	35,461	1,366
Visa, Inc.	179	37,946	(637)
			900
Transportation & Logistics
Cryoport, Inc.	687	38,115	21,751
Expeditors Intl Wash, Inc.	434	38,361	2,203
United Parcel Service-Cl B	263	43,032	7,334
			31,288
Utilities
Clearway Energy, Inc. Class A	2,826	68,248	5,242

Exchange Traded Funds
iShares Russell 2000 ETF	14,681	2,281,868	564,217
SPDR Gold Shares	6,840	1,264,237	145,276
SPDR S&P 500 ETF Trust	1,336	466,678	100,765
SPDR S&P MidCap 400 ETF Trust	1,461	513,395	114,543
			924,801
(a) Notional value represents the market value (including any fees or commissions) of the positions.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update "ASU" 2013-08.

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Investments in swap contracts are priced daily based on the underlying equity securities held in the swap. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Forward foreign currency exchange contracts (“forward currency contracts”) are valued at the forward rate. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

Swap Agreements – The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may hold equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.   The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.

Futures Contracts: Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust's Board of Trustees (the "Board") .  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of August 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$ -	$ 6,499,125	$ -	$ 6,499,125
Swap Contracts	-	2,016,047	-	2,016,047
Total	$ -	$ 8,515,172	$ -	$ 8,515,172

The Fund did not hold any Level 3 securities during the period.
* See Portfolio of Investments for industry classifications.

Aggregate Unrealized Appreciation and Depreciation – Tax Basis

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$ 6,499,171	$ 2,016,047	$ (46)	$ 2,016,001